Leases	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Leases

Note 8 – Leases

During 2015, Uwharrie Bank entered into a lease for a loan production office in Charlotte. This lease was a month-to-month lease with monthly rental payments of $2,888. In August 2016, this lease was expanded to a five-year lease period expiring in September of 2021 with two five-year renewal options at the expiration of the initial term. Monthly rental payments of $12,656 are due for the first year. The payments then escalate 2.625% each year on the anniversary.

Total rental expense related to the operating leases was $89,369, $25,529, and $16,230 for the years ended December 31, 2016, 2015 and 2014, respectively, and is included in net occupancy expense. A table detailing the lease expense associated with the aforementioned property is below.

Year ending December 31,
(dollars in thousands)
2017	$156
2018	156
2019	156
2020	156
2021	117
Thereafter	—
Total	$741